UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

IKENA ONCOLOGY, INC.

(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

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Your Vote Counts! IKENA ONCOLOGY, INC. 2022 Annual Meeting Vote by June 8, 2022 11:59 PM ET 645 SUMMER STREET, SUITE 101 BOSTON, MA 02210 D84217-P70373 You invested in IKENA ONCOLOGY, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 9, 2022. Get informed before you vote View the Notice and Proxy Statement, Annual Report and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 26, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and June 9, 2022 4:15 p.m., Eastern Time vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/IKNA2022 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. To elect three class I directors to our board of directors, to serve until the 2025 annual meeting of stockholders and until their successor has been duly elected and qualified, or until their earlier death, resignation or removal. Nominees: For 01) Iain Dukes, D.Phil 02) Maria Koehler, MD 03) Otello Stampacchia, PhD 2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year For ending December 31, 2022. To transact any other business that may properly come before the meeting or any adjournment of the meeting. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D84218-P70373